UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 27, 2013 (June 26, 2013)

Travelport Limited

(Exact name of Registrant as specified in its charter)

Bermuda	333-141714	98-0505100
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification Number)

300 Galleria Parkway

Atlanta, GA 30339

(Address of principal executive office)

Registrant’s telephone number, including area code (770) 563-7400

N/A

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

First Lien Credit Agreement

On June 26, 2013, we amended and restated our Fifth Amended and Restated Credit Agreement (the “Existing First Lien Credit Agreement”) pursuant to the Sixth Amendment and Restatement Agreement, which effectuates the Sixth Amended and Restated Credit Agreement among Travelport LLC, as borrower, Travelport Limited, as parent guarantor, Waltonville Limited, as intermediate parent guarantor, TDS Investor (Luxembourg) S.à r.l., as TDS intermediate parent guarantor, UBS AG, Stamford Branch, as revolving administrative agent, Credit Suisse AG, as term administrative agent and L/C issuer, UBS Loan Finance LLC, as swing line lender, Credit Suisse Securities (USA) LLC, as syndication agent, and the other agents and other lenders party thereto (the “First Lien Credit Agreement”).

The First Lien Credit Agreement, among other things, (i) refinances in full the outstanding loans and commitments under the Existing First Lien Credit Agreement with the proceeds of a new $1,553,800,000 term loan facility with a maturity date of June 26, 2019 and an initial interest rate equal to LIBOR plus 5%; (ii) provides for a new $120,000,000 superpriority revolving credit facility with a maturity date of June 26, 2018 and an initial interest rate equal to LIBOR plus 4.25%; (iii) provides for incremental term loan facilities subject to a 3.1 to 1.0 first lien leverage ratio test (calculated on a pro forma basis); (iv) amends the definition of Consolidated EBITDA to add back amortization of development advance payments made with the objective of increasing the number of clients, or improving customer loyalty; (v) amends our total leverage ratio test, which initially is set at 7.15 to 1.0; (vi) replaces our first lien leverage ratio test with a senior secured leverage ratio test, which initially is set at 5.45 to 1.0; (vii) reduces our minimum liquidity threshold; (viii) effectuates certain amendments to the negative covenants in the First Lien Credit Agreement to permit certain additional indebtedness, investments, restricted payments and payments with respect to junior lien indebtedness and our senior notes; (ix) removes certain limitations on dispositions of assets; (x) amends the definition of “change of control”; (xi) provides for the acceleration of the maturity dates of the first lien credit facilities if more than a specified percentage of certain of our other indebtedness is outstanding on certain dates; (xii) has substantially the same covenants and events of default as under the Existing Credit Agreement (other than as described above); and (xiii) effectuates various technical, conforming, and other changes.

The foregoing descriptions of the Sixth Amendment and Restatement Agreement and the First Lien Credit Agreement do not purport to be complete and are qualified in their entirety by reference to the text of such documents, which are filed as Exhibit 10.1 and Exhibit 10.2, respectively, hereto and incorporated by reference herein.

Second Lien Credit Agreement

On June 26, 2013, we amended our Second Lien Credit Agreement dated as of March 11, 2013 (as amended, supplemented or otherwise modified through the date hereof, the “Second Lien Credit Agreement”) among Travelport LLC, as borrower, Travelport Limited, as parent guarantor, Waltonville Limited, as intermediate parent guarantor, TDS Investor (Luxembourg) S.à r.l., as TDS intermediate parent guarantor, Credit Suisse AG, as administrative agent and the other agents and lenders party thereto to (i) amend the definition of Consolidated EBITDA to add back amortization of development advance payments made with the objective of increasing the number of clients, or improving customer loyalty; (ii) implement conforming changes to our total leverage ratio test, which initially is set at 7.15 to 1.0, and our maximum senior secured leverage ratio, which initially is set at 5.45 to 1.0; and (iii) amend certain definitions.

The foregoing description of the amendment to our Second Lien Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the text of such document, which is filed as Exhibit 10.3 hereto and incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information described above under “Item 1.01. Entry into a Material Definitive Agreement” is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed as part of this report:

Exhibit No.	Description

10.1	Sixth Amendment and Restatement Agreement, dated as of June 26, 2013, among Travelport LLC, Travelport Limited, Waltonville Limited, TDS Investor (Luxembourg) S.à r.l., UBS AG, Stamford Branch, Credit Suisse AG, UBS Loan Finance LLC, Credit Suisse Securities (USA) LLC, and the other agents and other lenders party thereto.

10.2	Sixth Amended and Restated Credit Agreement dated as of August 23, 2006, as amended and restated on June 26, 2013, among Travelport LLC, Travelport Limited, Waltonville Limited, TDS Investor (Luxembourg) S.à r.l., UBS AG, Stamford Branch, Credit Suisse AG, UBS Loan Finance LLC, Credit Suisse Securities (USA) LLC, and the other agents and other lenders party thereto.

10.3	Second Amendment, dated as of June 26, 2013, to the Second Lien Credit Agreement, dated as of March 11, 2013, among Travelport LLC, Travelport Limited, Waltonville Limited, TDS Investor (Luxembourg) S.à r.l., Credit Suisse AG, and the other agents and other lenders party thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRAVELPORT LIMITED

By:	/s/ Rochelle J. Boas
Rochelle J. Boas Senior Vice President, Legal and Assistant Secretary

Date: June 27, 2013

INDEX TO EXHIBITS

Exhibit Number	Exhibit

10.1	Sixth Amendment and Restatement Agreement, dated as of June 26, 2013, among Travelport LLC, Travelport Limited, Waltonville Limited, TDS Investor (Luxembourg) S.à r.l., UBS AG, Stamford Branch, Credit Suisse AG, UBS Loan Finance LLC, Credit Suisse Securities (USA) LLC, and the other agents and other lenders party thereto.

10.2	Sixth Amended and Restated Credit Agreement dated as of August 23, 2006, as amended and restated on June 26, 2013, among Travelport LLC, Travelport Limited, Waltonville Limited, TDS Investor (Luxembourg) S.à r.l., UBS AG, Stamford Branch, Credit Suisse AG, UBS Loan Finance LLC, Credit Suisse Securities (USA) LLC, and the other agents and other lenders party thereto.

10.3	Second Amendment, dated as of June 26, 2013, to the Second Lien Credit Agreement, dated as of March 11, 2013, among Travelport LLC, Travelport Limited, Waltonville Limited, TDS Investor (Luxembourg) S.à r.l., Credit Suisse AG, and the other agents and other lenders party thereto.